                                  SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement

                            [_] Confidential, For Use
                             of the Commission Only
                       (As Permitted by Rule 14a-6(e)(2))

                         [ ] Definitive Proxy Statement

                       [_] Definitive Additional Materials

        [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         CALLISTO PHARMACEUTICALS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               [X] No fee required

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                         CALLISTO PHARMACEUTICALS, INC.
                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT


                             Thursday, June 16, 2005
                                  at 11:00 a.m.

             American Stock Exchange, 86 Trinity Place, New York, NY

                         CALLISTO PHARMACEUTICALS, INC.
                        420 LEXINGTON AVENUE, SUITE 1609
                            NEW YORK, NEW YORK 10170

                                  May __, 2005

Dear Stockholder:

         You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the "Meeting") of Callisto Pharmaceuticals, Inc., which will be held at the American Stock Exchange, 86 Trinity Place, New York, New York on Thursday, June 16, 2005, at 11:00 am local time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

         Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

         I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

                                              Sincerely,

                                              /s/ Gabriele M. Cerrone
                                              -----------------------
                                              Gabriele M. Cerrone
                                              Chairman of the Board of Directors

                         CALLISTO PHARMACEUTICALS, INC.

                    NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                           TO BE HELD ON JUNE 16, 2005

TO OUR STOCKHOLDERS:

         The 2005 Annual Meetings of Stockholders (the "Annual Meeting") of Callisto Pharmaceuticals, Inc. ("Callisto" or the "Company") will be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Thursday, June 16, 2005, beginning at 11:00 a.m. local time, to consider the following proposals:

     1. To elect seven directors to Callisto's Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No.
         1);

     2. To amend Callisto's certificate of incorporation to increase the authorized number of common stock from 75,000,000 shares to 200,000,000 shares (Proposal No. 2);

     3. To adopt Callisto's 2005 Equity Compensation Incentive Plan (Proposal No. 3);

     4.  To adopt Callisto's 2005 Directors' Stock Option Plan (Proposal No. 4);

     5. To ratify the appointment of BDO Seidman, LLP as Callisto's independent registered public accountants for the year ending December 31, 2005 (Proposal No. 5); and

     6. To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

         These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about May __, 2005, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of Callisto Pharmaceuticals common stock (AMEX: KAL) on April 18, 2005, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

         We thank you for your cooperation in returning your proxy as promptly as possible.

                                           By Order of the Board of Directors

                                           Gabriele M. Cerrone
                                           Chairman of the Board of Directors

New York, New York
May __, 2005

                                    IMPORTANT

         The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Annual Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a website address and voting codes, we urge you to vote on the Internet at www.votestock.com or telephonically toll-free at 1-866-626-4508 to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

         Please SIGN, DATE, and RETURN the enclosed Proxy or submit your Proxy by telephone or the Internet immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Callisto Pharmaceuticals, Inc. ("Callisto" or the "Company") to be voted at the Annual Meeting of stockholders which will be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Thursday, June 16, 2005 beginning at 11:00 a.m., and at any postponements or adjournments thereof on.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:   What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors, approval of an amendment of Callisto's Certificate of Incorporation increasing the authorized common stock, adopting the Callisto 2005 Equity Compensation Incentive Plan, adopting the Callisto 2005 Directors' Stock Option Plan, and ratification of the appointment of the Company's independent registered public accountants. In addition, management will report on the performance of the Company during fiscal year 2004 and respond to questions from stockholders.

Q:   Who is entitled to vote at the meeting?

A: Stockholders of record at the close of business on April 18, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote 31,228,893 shares of common stock. The common stock is the only class of stock of Callisto that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Callisto common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Q:   Who can attend the meeting?

A: Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 10 a.m., and seating will begin at 10:30 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:   Why is the Company soliciting proxies?

A: Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of Callisto (the "Board" or the "Board of Directors") solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

Q:   What constitutes a quorum?

A: The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, 31,228,893 shares of Callisto common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 15,614,447 votes will be required to establish a quorum. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. Because abstentions and withheld votes are considered present for purposes of determining voting power, abstentions and withheld votes have the effect of a vote AGAINST a proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q:   How do I vote?

A:   Callisto is offering you four methods of voting.

              o You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

              o You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

              o You may vote via the Internet by following the instructions provided on the enclosed proxy card.

              o   You may attend the meeting and vote in person.

     All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q:   Can I vote by telephone or electronically?

A: If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy card. If your shares are held in "street name," please check your Proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

     The deadline for voting by telephone or electronically is 5:00 p.m. (Eastern Daylight Time) on June 15, 2005.

Q:   Can I change my vote after I return my Proxy card?

A: A Proxy may be revoked by giving the Secretary of Callisto written notice of revocation at any time before the voting of the shares represented by the Proxy. A stockholder who attends the meeting may revoke a Proxy at the meeting. Attendance at the meeting will not, by itself, revoke a Proxy.

Q:   What are the Board's recommendations?

A: Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:


     o   for election of the nominated slate of directors (see page 6);

     o for approval of an amendment of Callisto's Certificate of Incorporation increasing the authorized common stock from 75,000,000 shares to 200,000,000 shares (see page 9);

     o for adoption of the Callisto 2005 Equity Compensation Incentive Plan (see page 10);

     o for adoption of the Callisto 2005 Directors' Stock Options Plan (see page 13); and

     o for ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for year 2005 (see page 15)

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:   What vote is required to approve each item?

A: The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

     Approving the amendment of the Certificate of Incorporation will require the affirmative vote, either in person or by proxy, of the holders of a majority of our outstanding shares of common stock.

     Adopting the 2005 Equity Compensation Incentive Plan, 2005 Directors' Stock Option Plan and ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for fiscal year 2005, will each require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, the stockholders will elect eight directors to serve until the 2006 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

         Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

         Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees' business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name                          Age     Positions
----                          ---     ---------

Gabriele M. Cerrone           33      Chairman of the Board
Gary S. Jacob                 58      Chief Executive Officer, Chief Scientific
                                      Officer and Director; Chairman of Synergy
                                      Pharmaceuticals Inc.
Christoph Bruening            37      Director
Edwin Snape                   65      Director
John P. Brancaccio            57      Director
Stephen K. Carter             66      Director
Randall Johnson               58      Director

Gabriele M. Cerrone has served as the Company's Chairman of the Board of Directors since May 2003 and as a consultant since January 2005. From March 1999 to January 2005 Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. Prior to such affiliation, Mr. Cerrone held the position of Managing Director of Investments at Barrington Capital, L.P., a merchant bank, between March 1998 and March 1999. Between May 2001 and May 2003, Mr. Cerrone served on the board of directors of SIGA Technologies, Inc.

Gary S. Jacob, Ph.D. has served as the Company's Chief Executive Officer as well as Chief Scientific Officer since May 2003 and a Director since October, 2004. Dr. Jacob has also served as Chairman of Synergy Pharmaceuticals Inc., a wholly-owned subsidiary of the Company, since October 2003. Dr. Jacob served as Chief Scientific Officer of Synergy Pharmaceuticals Inc. from 1999 to 2003. From 1990 to 1998, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of Glycobiology. From 1997 to 1998, Dr. Jacob was Director of Functional Genomics, Corporate Science & Technology, Monsanto, where he played a pivotal role in the rapid development of Monsanto's plant genomics strategy and the buildup of the in-house advanced genomics program. From 1990 to 1997, Dr. Jacob was Director of Glycobiology, G.D. Searle Pharmaceuticals Inc. From 1986 to 1990, Dr. Jacob was Manager of the G.D. Searle Glycobiology Group located at Oxford University, England.

Christoph Bruening has served as a Director of the Company since May 2003. Mr. Bruening organized Value Relations GmbH, a full service investor relations firm operating in Frankfurt, Germany in 1999 and currently serves as its Managing Partner. From 1998 to 1999, Mr. Bruening served as a funds manager and Director of Asset Management for Value Management and Research AG, a private investment fund and funds manager in Germany. From 1997 to 1998, Mr. Bruening was a financial analyst and Head of Research for Value Research GmbH. Mr. Bruening is currently a member of the advisory board of Clarity AG and is a director of Xenomics, Inc., a public medical diagnostics company.


John P. Brancaccio, a retired CPA, has served as a Director of the Company since April 2004. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Alfacell Corporation.

Stephen K. Carter, M.D. has served as a Director of the Company since August 2004. Since 2000, Dr. Carter has been employed as an independent consultant. From 1998 to 2000, Dr. Carter was senior vice president, clinical and regulatory affairs of SUGEN, Inc. (subsequently acquired by Pharmacia & Upjohn, Inc.). From 1995 to 1996, Dr. Carter was senior vice president, research and development with Boehringer Ingelheim Pharmaceuticals, Inc. and from 1982 to 1995 held various positions with Bristol-Myers Squibb Company, including senior vice president, worldwide clinical research and development. Dr. Carter is a director of Vion Pharmaceuticals, Inc., Cytogen Corp., Emisphere Technologies Inc., Alfacell Corp. and Tapestry Pharmaceuticals Inc. (each a biotechnology company).


Randall Johnson, Ph.D. has served as a Director of the Company since February 2005. Since February 2002, Dr. Johnson has been serving as a consultant to various venture capital, biotechnology and pharmaceutical companies focusing on oncology. From October 1982 to February 2002, Dr. Johnson served in a number of capacities at GlaxoSmithKline PLC/SmithKline Beecham Pharmaceuticals, most recently as a Group Director in the Department of Oncology Research.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

               CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

         The Board of Directors oversees Callisto's business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that Callisto sends them and by participating in Board and committee meetings.

         During 2004, the Board of Directors held 7 meetings. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served. The Board also approved certain actions by unanimous written consent.

         The Board of Directors has standing Audit, Compensation, and Corporate Governance/Nominating Committees. Information concerning the membership and function of each committee is as follows:

------------------------------------------------------------------------------------------------------------------------------------
                    Name                      Audit Committee              Compensation Committee           Corporate Governance/
                                                                                                             Nominating Committee
------------------------------------------------------------------------------------------------------------------------------------
Gabriele M. Cerrone
------------------------------------------------------------------------------------------------------------------------------------
Gary S. Jacob
------------------------------------------------------------------------------------------------------------------------------------
Christoph Bruening                                   *                                *                               *
------------------------------------------------------------------------------------------------------------------------------------
Edwin Snape
------------------------------------------------------------------------------------------------------------------------------------
John P. Brancaccio                                   *                                *                               *
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. Carter                                                                                                     *
------------------------------------------------------------------------------------------------------------------------------------
Randall Johnson
------------------------------------------------------------------------------------------------------------------------------------

         Audit Committee. The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The functions of the Audit Committee and its activities during 2004 are described in more detail under the heading "Report of the Audit Committee." During the year, the Board examined the composition of the Audit Committee in light of the listing of Callisto's common stock by The American Stock Exchange, Inc. (the "Amex"). Based upon this examination, the Board has determined that each member of the Audit Committee is independent as defined by the Amex. The Board has determined that Mr. Brancaccio is an "audit committee financial expert" as defined by the Securities and Exchange Commission. During 2004, the Audit Committee held 4 meetings. The Audit Committee Charter is posted on our web site at www.callistopharma.com and is included as Appendix A to this Proxy Statement.

         Compensation Committee. The Compensation Committee has responsibility for assisting the Board in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of the Company; assuring that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of the Company's incentive plans and benefit programs; and monitoring of compliance with the legal prohibition on loans to directors and executive officers of the Company. The Board has determined that each member of the Compensation Committee is independent as defined by the Amex. During 2004, the Compensation Committee held 3 meetings. The Compensation Committee Charter is posted on our web site at www.callistopharma.com.

         Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Board has determined that each member of the Corporate Governance/Nominating Committee is independent as defined by the Amex. The Corporate Governance/ Nominating Committee was designated by the Board in January 2005 and did not meet in 2004. The Corporate Governance/Nominating Committee is posted on our web site at www.callistopharma.com.

NOMINATION OF DIRECTORS

         As provided in its charter, the Corporate Governance/Nominating Committee is responsible for identifying individuals qualified to become directors. The Corporate Governance/Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including
(1) the Corporate Governance/Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Corporate Governance/Nominating Committee considers the entirety of each candidate's credentials.

         Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

         o    high personal and professional ethics and integrity;

         o    the ability to exercise sound judgment;

         o    the ability to make independent analytical inquiries;

         o a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

         o    the appropriate and relevant business experience and acumen.

         In addition to these minimum qualifications, the Corporate Governance/Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

         o whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

         o whether the person would qualify as an "independent" director under the listing standards of the Amex;

         o the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

         o the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

         The Corporate Governance/Nominating Committee will consider director candidates recommended by any stockholder provided such recommendations are submitted in accordance with the procedures set forth below.

         In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Corporate Governance/Nominating Committee must comply with the following:

         o the recommendation must be made in writing to the Corporate Secretary, Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170;

         o the recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock;

         o the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

         o a statement from the stockholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Amex and the Securities and Exchange Commission, as in effect at that time.

         All candidates submitted by stockholders will be evaluated by the Corporate Governance/Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

DIRECTORS COMPENSATION

         Each of our directors is entitled to receive a cash payment of $5,750 per calendar quarter. Messrs. Cerrone, Snape and Jacob have waived their right to such payments. Upon their appointment to the Board of Directors, each of our directors received a grant of 75,000 stock options to purchase common stock which vest over a period of three years from the date of grant.

CODE OF BUSINESS CONDUCT AND ETHICS

         We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, executive officers and employees. The Code of Business Conduct and Ethics can be found as Exhibit 14 to our Form 10-KSB filed on April 14, 2004 and is posted on our website at www.callistopharma.com.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

         Communications to the Board of Directors, the non-management directors or any individual director may be sent to the Corporate Secretary, c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based on a review of the copies of such forms received, we believe that during 2004, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

                                 PROPOSAL NO. 2

   APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE
      AUTHORIZED COMMON STOCK FROM 75,000,000 SHARES TO 200,000,000 SHARES

         The Board of Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of our authorized shares of common stock. Subject to stockholder approval, Article Four would be amended to read as follows and would be filed with the Delaware Secretary of State:

                  "FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is two hundred twenty million (220,000,000), of which two hundred million (200,000,000) shares shall be Common Stock, $.0001 par value per share, and of which twenty million (20,000,000) shares shall be Preferred Stock, $.0001 par value per share.

                  The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. "

         A copy of the proposed Certificate of Amendment to the Certificate of Incorporation of the Company is attached to this Proxy Statement as Appendix B. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

         As of the Record Date, a total of 31,228,893 shares of the Company's currently authorized 75,000,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

         The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

         There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK FROM 75,000,000 TO 200,000,000.

                                 PROPOSAL NO. 3

             APPROVAL OF THE 2005 EQUITY COMPENSATION INCENTIVE PLAN

         At the Annual Meeting, the Company's stockholders are being asked to approve the 2005 Equity Compensation Incentive Plan ("2005 Equity Plan"). The Board has unanimously approved the 2005 Equity Plan and has directed that it be submitted for the approval of the stockholders at the annual meeting. The 2005 Equity Plan will become effective on the date of shareholder approval (the "Effective Date").

         The following description of the 2005 Equity Plan is only a summary of the important provisions of the 2005 Equity Plan and does not contain all of the terms and conditions of the 2005 Equity Plan. A copy of the 2005 Equity Plan is attached to this Proxy Statement as Appendix C.

WHAT IS THE PURPOSE OF THE 2005 EQUITY PLAN?

         The primary purpose of the 2005 Equity Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2005 Equity Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers and consultants. For the foregoing reasons, the Board of Directors has unanimously approved the 2005 Equity Plan and has directed that such plan be submitted for the approval of the stockholders at the annual meeting.

WHAT TYPES OF AWARDS CAN BE GRANTED UNDER THE 2005 EQUITY PLAN?

         Awards authorized under the 2005 Equity Plan shall consist of shares of our common stock. Such awards may be subject to forfeiture in the event of premature termination of engagement, failure to meet certain performance objectives, or other conditions, as may be determined by the Board of Directors.

         Each award described above is sometimes referred to in this Proxy Statement as an "Award", and all such awards are sometime collectively referred to in this Proxy Statement as "Awards" and individuals receiving Awards are sometimes referred to as "Awardees".

HOW WILL THE 2005 EQUITY PLAN BE ADMINISTERED?

         The 2005 Equity Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the express terms and conditions of the 2005 Equity Plan, the Compensation Committee will have full power to make Awards, to construe or interpret the 2005 Equity Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the 2005 Equity Plan, the Compensation Committee may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations will be final and binding.

HOW MUCH STOCK WILL BE AVAILABLE UNDER THE 2005 EQUITY PLAN?

         The only class of stock subject to an Award is Common Stock. The maximum number of shares of Common Stock with respect to which Awards may be granted is 5,000,000 shares; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event. The maximum number of shares of Common Stock with respect to which Awards may be granted to any participant in any year under the 2005 Equity Plan is 400,000 shares.

         Shares shall consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Awards that are cancelled, forfeited, terminated or expired will again be available for grants and issuance under the 2005 Equity Plan.

WHO IS ELIGIBLE TO PARTICIPATE IN THE 2005 EQUITY PLAN?

         Persons eligible for Awards under the 2005 Equity Plan will be limited to employees, officers, directors (excluding outside directors), consultants or advisors of the Company and our subsidiaries ("Eligible Persons"). The Compensation Committee will select who will receive Awards and the amount and nature of such Awards.

WHAT HAPPENS IF THE NUMBER OF OUTSTANDING SHARES CHANGES BECAUSE OF A MERGER, CONSOLIDATION, RECAPITALIZATION OR REORGANIZATION?

         In the event that our outstanding shares of Common Stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the 2005 Equity Plan and the number and/or the purchase price of shares subject to outstanding Awards under the 2005 Equity Plan shall be adjusted at the sole discretion of the Compensation Committee to the extent that the Compensation Committee determines to be appropriate.

WHEN WILL THE 2005 EQUITY PLAN TERMINATE?

         The 2005 Equity Plan will shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the 2005 Equity Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, but the Board of Directors may terminate the 2005 Equity Plan at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the 2005 Equity Plan will not alter or impair, without the consent of the Awardee, any of the rights or obligations of any Award made under the 2005 Equity Plan.

WHAT CHANGES CAN THE BOARD MAKE TO THE 2005 EQUITY PLAN?

         The Board may from time to time alter, amend, suspend or discontinue the 2005 Equity Plan. However, no such action of the Board may alter the provisions of the 2005 Equity Plan so as to alter any outstanding Awards to the detriment of the Awardee or participant without such participant's or Awardees consent, and no amendment to the 2005 Equity Plan may be made without stockholder approval if such amendment would materially increase the benefits to the Awardees or the participants in the 2005 Equity Plan, materially increase the number of shares issuable under the 2005 Equity Plan, extend the terms of the 2005 Equity Plan or the period during which Awards may be granted or exercised or materially modify requirements as to eligibility to participate in the 2005 Equity Plan.

WHAT ARE THE IMPORTANT PROVISIONS OF THE PLAN WITH RESPECT TO EACH TYPE OF
AWARD?

         Grant. The Compensation Committee may, at its discretion, award shares of common stock to a recipient (the "Stock Awards"). The Stock Awards will be issued pursuant to an agreement between the Company and the Awardee. Each recipient of a Stock Award will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares.

         If the recipient of a Stock Award ceases to be an employee, officer, consultant or advisor for any reason, then the Stock Award may be subject to forfeiture, as provided in the particular agreement, unless such forfeiture is waived by the Compensation Committee when it, in its discretion, determines that such waiver is in our best interests.

         In the event of a participant's retirement, permanent disability or death, or in cases of special circumstances, the Compensation Committee may waive any or all of the remaining restrictions and limitations imposed under the 2005 Equity Plan with respect to any Awards.

         Restrictions on Transferability. These shares of stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as any stated restrictions lapse. The Compensation Committee, in its absolute discretion, may impose such restrictions on the transferability of the Awards granted in this 2005 Equity Plan as it deems appropriate. Any such restrictions shall be set forth in the Agreement with respect to such Awards and may be referred to on the certificates evidencing shares issued pursuant to any such Award. Shares of restricted stock will be evidenced by a certificate that bears a restrictive legend.

WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE 2005 EQUITY PLAN?

         The following discussion is a summary of the U.S. Federal income tax consequences to recipients of Awards and to us with respect to Awards granted under the 2005 Equity Plan. The 2005 Equity Plan is not qualified under Section 401(a) of the Code.

         Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit ability) imposed by the Compensation Committee. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable. Upon the lapse of such restrictions, the Awardee will be required to include as ordinary income the difference between the amounts paid for the stock, if any, and the fair market value of such stock on the date the restrictions lapse and we will be entitled to a corresponding deduction. In addition, any dividends paid with respect to the stock prior to the lapse of the restrictions will be treated as compensation income by the Awardee and will be deductible by us. Awardees receiving Stock Awards may elect to include the value of such stock (less any amounts paid for such stock) as ordinary income at the time the Award is made. Awardees making this election would treat any gain or loss realized on a sale of the stock as capital gain or loss, but would not be entitled to any loss deduction if they forfeited the stock pursuant to the restrictions imposed by the Board of Directors.

         In view of the complexity of the tax aspects of transactions involving the grant and exercise Awards, and because the impact of taxes will vary depending on individual circumstances, each Awardee receiving an Award under the 2005 Equity Plan should consult their own tax advisor to determine the tax consequences in such Awardee's particular circumstances.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2005 EQUITY PLAN.

The following table summarizes information about our equity compensation plans as of December 31, 2004.

                                     EQUITY COMPENSATION PLAN INFORMATION

Plan Category                  Number of Shares of Common       Weighted-Average Exercise      Number of Options
                               Stock to be Issued upon          Price of Outstanding           Remaining Available for
                               Exercise of Outstanding          Options                        Future Issuance Under
                               Options                                                         Equity Compensation Plans
                                                                                               (excluding securities
                                                                                               reflected in column (a))

                                       (a)                             (b)                                (c)
                                       ---                             ---                                ---

Equity Compensation Plans          3,177,222                         2.27                              6,822,778
Approved by Stockholders

Equity Compensation Plans          4,144,838                         $2.14                                n/a
Not Approved by
Stockholders

                                   ---------                                                           ---------
         Total                     7,322,060                         $2.19                             6,822,778
                                   =========                                                           =========

                                 PROPOSAL NO. 4

                      APPROVAL OF THE 2005 DIRECTOR'S PLAN

         At the Annual Meeting, the Company's stockholders are being asked to approve the 2005 Director's Stock Option Plan ("2005 Director's Plan"). The Board has unanimously approved the 2005 Director's Plan and has directed that it be submitted for the approval of the stockholders at the annual meeting. The 2005 Director's Plan will become effective on the date of shareholder approval (the "Effective Date").

         The following description of the 2005 Director's Plan is only a summary of the important provisions of the 2005 Director's Plan and does not contain all of the terms and conditions of the 2005 Director's Plan. A copy of the 2005 Director's Plan is attached to this Proxy Statement as Appendix D.

WHAT IS THE PURPOSE OF THE 2005 DIRECTOR'S PLAN?

         The purpose of the 2005 Director's Plan is to help us attract and retain directors. In addition, we expect to benefit from the added interest that the awardees will have in our welfare as a result of their ownership or increased ownership of our Common Stock. For the foregoing reasons, the Board of Directors has unanimously approved the 2005 Director's Plan and has directed that such plan be submitted for the approval of the stockholders at the annual meeting.

WHAT TYPES OF AWARDS CAN BE GRANTED UNDER THE 2005 DIRECTOR'S PLAN?

         Awards authorized under the 2005 Director's Plan shall consist of options to purchase shares of our common stock. Such awards may be subject to forfeiture in the event of premature termination of engagement, failure to meet certain performance objectives, or other conditions, as may be determined by the Board of Directors.

         Each award described above is sometimes referred to in this Proxy Statement as an "Award", and all such awards are sometime collectively referred to in this Proxy Statement as "Awards" and individuals receiving Awards are sometimes referred to as "Awardees".

HOW WILL THE 2005 DIRECTOR'S PLAN BE ADMINISTERED?

         The 2005 Director's Plan will be administered by the Compensation Committee (provided however, that the Board may delegate such administration to the Compensation Committee). Subject to the express terms and conditions of the 2005 Director's Plan, the Board of Directors will have full power to make Awards, to construe or interpret the 2005 Director's Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the 2005 Director's Plan, the Board of Directors may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations will be final and binding.

HOW MUCH STOCK WILL BE AVAILABLE UNDER THE 2005 DIRECTOR'S PLAN?

         The only class of stock subject to an Award is Common Stock. The maximum number of shares of Common Stock issuable upon exercise of options with respect to which Awards may be granted is 1,500,000 shares; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event.

         Shares shall consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Awards that are cancelled, forfeited, terminated or expired will again be available for grants and issuance under the 2005 Director's Plan.

WHO IS ELIGIBLE TO PARTICIPATE IN THE 2005 DIRECTOR'S PLAN?

         Persons eligible for Awards under the 2005 Director's Plan will be limited to Directors of the Company who are not employees or consultants of the Company. The Compensation Committee will select who will receive Awards and the amount and nature of such Awards.

WHAT HAPPENS IF THE NUMBER OF OUTSTANDING SHARES CHANGES BECAUSE OF A MERGER, CONSOLIDATION, RECAPITALIZATION OR REORGANIZATION?

         In the event that our outstanding shares of Common Stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the 2005 Director's Plan and the number and/or the purchase price of shares subject to outstanding Awards under the 2005 Director's Plan shall be adjusted at the sole discretion of the Compensation Committee to the extent that the Compensation Committee determines to be appropriate.

WHEN WILL THE 2005 DIRECTOR'S PLAN TERMINATE?

         The 2005 Director's Plan will shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the 2005 Director's Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, but the Board of Directors may terminate the 2005 Director's Plan at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the 2005 Director's Plan will not alter or impair, without the consent of the Awardee, any of the rights or obligations of any Award made under the 2005 Director's Plan.

WHAT CHANGES CAN THE BOARD MAKE TO THE 2005 DIRECTOR'S PLAN?

         The Board may from time to time alter, amend, suspend or discontinue the 2005 Director's Plan. However, no such action of the Board may alter the provisions of the 2005 Director's Plan so as to alter any outstanding Awards to the detriment of the Awardee or participant without such participant's or Awardees consent, and no amendment to the 2005 Director's Plan may be made without stockholder approval if such amendment would materially increase the benefits to the Awardees or the participants in the 2005 Director's Plan, materially increase the number of shares issuable under the 2005 Director's Plan, extend the terms of the 2005 Director's Plan or the period during which Awards may be granted or exercised or materially modify requirements as to eligibility to participate in the 2005 Director's Plan.

WHAT ARE THE IMPORTANT PROVISIONS OF THE PLAN WITH RESPECT TO EACH TYPE OF
AWARD?

         Grant. The Compensation Committee may, at its discretion, award options to purchase shares of common stock to a recipient (the "Option Awards"). The Option Awards will be issued pursuant to an agreement between the Company and the Awardee. Each recipient of an Option Award upon exercise of the option will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares.

         In the event of a participant's retirement, permanent disability or death, or in cases of special circumstances, the Board of Directors may waive any or all of the remaining restrictions and limitations imposed under the 2005 Director's Plan with respect to any Awards.

         Restrictions on Transferability. These options and shares of stock underlying the options may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as any stated restrictions lapse. The Compensation Committee, in its absolute discretion, may impose such restrictions on the transferability of the Awards granted in this 2005 Director's Plan as it deems appropriate. Any such restrictions shall be set forth in the Agreement with respect to such Awards and may be referred to on the certificates evidencing shares issued pursuant to any such Award. Shares of restricted stock will be evidenced by a certificate that bears a restrictive legend.

WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE 2005 DIRECTOR'S PLAN?

         The following discussion is a summary of the U.S. Federal income tax consequences to recipients of Awards and to us with respect to Awards granted under the 2005 Director's Plan. The 2005 Director's Plan is not qualified under
Section 401(a) of the Code.

         Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit ability) imposed by the Board of Directors. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable. Upon the lapse of such restrictions, the Awardee will be required to include as ordinary income the difference between the amounts paid for the stock, if any, and the fair market value of such stock on the date the restrictions lapse and we will be entitled to a corresponding deduction. In addition, any dividends paid with respect to the stock prior to the lapse of the restrictions will be treated as compensation income by the Awardee and will be deductible by us. Awardees receiving Stock Awards may elect to include the value of such stock (less any amounts paid for such stock) as ordinary income at the time the Award is made. Awardees making this election would treat any gain or loss realized on a sale of the stock as capital gain or loss, but would not be entitled to any loss deduction if they forfeited the stock pursuant to the restrictions imposed by the Board of Directors.

         In view of the complexity of the tax aspects of transactions involving the grant and exercise Awards, and because the impact of taxes will vary depending on individual circumstances, each Awardee receiving an Award under the 2005 Director's Plan should consult their own tax advisor to determine the tax consequences in such Awardee's particular circumstances.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2005 DIRECTOR'S PLAN.

                                 PROPOSAL NO. 5

                               RATIFICATION OF THE
            APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected BDO Seidman, LLP as the independent registered public accountants of the Company for the year ending December 31, 2005. BDO Seidman, LLP, audited the financial statements of Callisto Pharmaceuticals, Inc. for the fiscal year ended December 31, 2004. Representatives of BDO Seidman, LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

                             AUDIT COMMITTEE REPORT

         The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial statements of the Company, the qualifications, independence and performance of the Company's independent registered public accountants, the performance of the Company's internal audit function and compliance by the Company with legal and regulatory requirements.

         The Audit Committee is comprised solely of independent directors, as defined in the listing standards of the American Stock Exchange, as well as other statutory, regulatory and other requirements applicable to the Company. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix D to this Proxy Statement. The Audit Committee annually reviews and assesses the adequacy of its charter in order to insure early or timely compliance with statutory, regulatory, listing and other requirements applicable to the Company.

         The Audit Committee has received from the independent registered public accountants a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent registered public accountants the quality and adequacy of the Company's internal controls. The Audit Committee also reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks.

         The Audit Committee has discussed and reviewed with the independent registered public accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent registered public accountants' examination of the financial statements.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004, with management and the independent registered public accountants. Management has the responsibility for the preparation of the Company's financial statements and the independent registered public accountants have the responsibility for the examination of those statements.

         Based on the above review and discussions with management and the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2005, and the Board concurred in its recommendation.

                                                Submitted by the Audit Committee

                                                John P. Brancaccio
                                                Christoph Bruening

         The information contained in the above Audit Committee Report shall not be deemed " soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference into such filings.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.

         The aggregate fees billed and unbilled for the fiscal year ended December 31, 2004 for professional services rendered by our principal accountants for the audits of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-QSB were approximately $95,000. The aggregate fees billed and unbilled for the fiscal year ended December 31, 2003 for professional services rendered by our principal accountants for the audits of our annual financial statements, the reaudit of the 2002 and 2001 financial statements, and the review of our financial statements included in our quarterly reports on Form 10-QSB were approximately $153,000.

Audit-Related Fees.

         The aggregate fees billed for the fiscal year ended December 31, 2004 and 2003 for assurance and related services rendered by our principal accountants related to the performance of the audit or review of our financial statements, specifically accounting research, were approximately $2,500 in each period.

Tax and Other Fees.

         There were no aggregate fees billed for the fiscal years ended December 31, 2004 and 2003 as there were no tax related or other services rendered by our principal accountants in connection with the preparation of our federal and state tax returns.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT, AUDIT-RELATED AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         If the stockholders do not approve the selection of BDO Seidman, LLP, the appointment of the independent registered public accountants will be reconsidered by the Audit Committee of the Board of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

                                OTHER INFORMATION

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 18, 2005 by (i) each person know to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, N.Y. 10170.

                                                                                  Shares of Common Stock
             Name and Address of Beneficial Owner                                   Beneficially Owned (1)
             ------------------------------------                                 ------------------------

                                                                             Number of Shares       Percentage  of Class
                                                                             ----------------       --------------------

Gabriele M. Cerrone                                                                2,976,237(2)                 9.3%
Chairman of the Board

Gary S. Jacob                                                                        274,745(3)                  *
Chief Executive Officer, Chief Scientific Officer
and Director

Donald H. Picker                                                                     172,037(4)                  *
Executive Vice President, R&D

Kunwar Shailubhai                                                                    125,000(5)                  *
Senior Vice President, Drug Discovery of Synergy
Pharmaceuticals Inc.

Edwin Snape                                                                          939,402(6)                 3.0%
Director

Stephen Carter                                                                             0
Director

Christoph Bruening                                                                   475,699(7)                 1.5%
Director

John Brancaccio                                                                       25,000(8)                  *
Director

Randall K. Johnson                                                                    10,000(9)                  *
Director

All Directors and Executive Officers as a group (11 persons)                       5,053,120(10)               15.5%

Donald G. Drapkin                                                                  1,766,059(11)                5.6%

Panetta Partners Ltd.                                                              2,101,237                    6.7%

* less than 1%

(1) Applicable percentage ownership as of April 18, 2005 is based upon 31,228,893 shares of common stock outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges ("Purchase Rights") are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of such Purchase Rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2) Consists of 875,000 shares of common stock issuable upon exercise of stock options held by Mr. Cerrone and 2,101,237 shares held by Panetta Partners, Ltd. Mr. Cerrone is the sole general partner of Panetta and in such capacity only exercises voting and dispositive control over securities owned by Panetta. As such, Mr. Cerrone may be deemed solely for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, to "beneficially" own securities in which he has no pecuniary interest and he therefore disclaims such beneficial interest.

(3) Includes 150,000 shares of common stock issuable upon exercise of stock options.

(4) Includes 83,333 shares of common stock issuable upon exercise of stock options.

(5) Consists of 125,000 shares of common stock issuable upon exercise of stock options.

(6) Includes 25,000 shares of common stock issuable upon exercise of stock options. 914,402 of such shares are held by NEGF II, L.P. and New England Partners Capital, L.P.. Mr. Snape is a principal of NEGF II, L.P. and New England Partners Capital, L.P.

(7) Includes 25,000 shares of common stock issuable upon exercise of stock options.

(8) Consists of 25,000 shares of common stock issuable upon exercise of stock options.

(9) Consists of 10,000 shares of common stock issuable upon exercise of stock options.

(10) Includes 1,373,333 shares of common stock issuable upon exercise of stock options.

(11) Includes 250,000 shares of common stock issuable upon exercise of stock options held by Mr. Drapkin and 916,059 shares of common stock held by the Drapkin Family Charitable Foundation.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth certain information concerning compensation paid to our Chief Executive Officer and our two most highly paid executive officers (the "Named Executive Officers") for services rendered in all capacities as of December 31, 2004.

                                                                Annual Compensation          Long Term Compensation
                                                            --------------------------       ----------------------

Name and Principal                             Year    Salary           Bonus          Securities Underlying
Position                                               ($)              ($)            Options (#)

Gary S. Jacob                                  2004     $225,000       $33,750                275,000
Chief Executive Officer and Chief              2003     $144,792       $0                     500,000
Scientific Officer

Donald H. Picker                               2004     $191,875       $37,500                400,000
Executive Vice President, R&D                  2003     $126,661       $10,000                325,000

Kunwar Shailubhai                              2004     $155,333       $0                     100,000(1)
Senior Vice President, Drug                    2003     $110,833       $0                     350,000(2)
Discovery of Synergy
Pharmaceuticals Inc.

(1) On April 6, 2004, Dr. Shailubhai entered into an employment agreement with Synergy Pharmaceuticals Inc. and was granted 100,000 stock options exercisable at $1.50 per share, 50,000 of such stock options vest in June 2004 and the remainder vest in December 2004.

(2) All of such stock options were granted on June 13, 2003 pursuant to an employment agreement entered into with us at that time. On April 6, 2004, the employment agreement was terminated and 325,000 unvested stock options were canceled.

OPTION GRANTS IN FISCAL YEAR 2004

         The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2004.

                                            Number of Shares     Percent of Total
                                              Underlying         Options Granted to      Exercise Price     Expiration
Name                                        Options Granted      Employees in 2004       Per Share             Date
----                                        -----------------    -------------------     --------------     ----------

Gary S. Jacob                                275,000(1)                  29.4%              $3.00           6/29/2014
Chief Executive Officer and Chief
Scientific Officer

Donald H. Picker                             400,000(2)                  42.8%              $3.00           6/29/2014
Executive Vice President, R&D

Kunwar Shailubhai                            100,000(3)                  10.7%              $1.50            4/6/2014
Senior Vice President, Drug
Discovery of Synergy
Pharmaceuticals, Inc.

(1)  25,000 options vest on 6/1/2005; 25,000 options vest on 6/1/2006 and 50,000 options vest on 6/1/2007. The remaining 175,000 options vest based on the achievement of certain performance milestones.

(2)  50,000 options vest on 6/1/2005; 50,000 options vest on 6/1/2006 and 75,000 options vest on 6/1/2007. The remaining 225,000 options vest based on the achievement of certain performance milestones.

(3) 50,000 of such stock options vested in June 2004 and the remainder vested in December 2004.

         On April 26, 2004, we granted 100,000 stock options to Gabriele M. Cerrone, Chairman of the Board, in recognition of his efforts during the past year on behalf of the company. The stock options are immediately exercisable at $3.20 per share.

AGGREGATED OPTION EXERCISES IN 2004 AND YEAR END OPTION VALUES

         The following table provides certain information with respect to the Named Executive Officers concerning the exercise of stock options during the fiscal year ended December 31, 2004 and the value of unexercised stock options held as of such date.

                                           Number of Shares Underlying Options          Value of Unexercised In the
                                                    at December 31, 2004            Money Options at December 31, 2004(1)
                                           -----------------------------------      -------------------------------------


Name                                       Exercisable         Unexercisable          Exercisable             Unexercisable
                                           -----------         -------------          -----------             -------------
Gary S. Jacob                               150,000                625,000             $72,000                   $168,000
Chief Executive Officer and Chief
Scientific Officer

Donald H. Picker                             83,333                641,667             $40,000                   $116,000
Executive Vice President, R&D

Kunwar Shailubhai                           125,000                      0             $60,000                        -
Senior Vice President, Drug
Discovery of Synergy
Pharmaceuticals, Inc.

During the fiscal year ended December 31, 2004, no options were exercised.

(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying common stock using the closing sale price on the American Stock Exchange of $1.98 per share on December 31, 2004.

MANAGEMENT AGREEMENTS

         On June 13, 2003, we entered into an employment agreement with Gary S. Jacob, Ph.D., to serve as our Chief Executive Officer and Chief Scientific Officer. Dr. Jacob's employment agreement is for a term of 18 months beginning June 13, 2003 and is automatically renewable for successive one year periods at the end of the term. Dr. Jacob's salary is $225,000 per year and he is eligible to receive a cash bonus of up to 15% of his salary per year. In connection with his employment agreement, Dr. Jacob received a grant of 500,000 stock options which vest over a three year period and are exercisable at $1.50 per share.

         On September 23, 2003, we entered into an employment agreement with Donald H. Picker, Ph.D., to serve as Vice President, Drug Development. The employment agreement is for a term of 18 months beginning September 23, 2003 and is automatically renewable for successive one year periods at the end of the term. Dr. Picker's salary is $175,000 per year and he is eligible to receive a cash bonus of up to $45,000 per year upon the achievement of certain performance milestones. In connection with his employment agreement, Dr. Picker received a grant of 325,000 stock options which vest over a three year period and are exercisable at $1.50 per share. On April 6, 2004, Dr. Picker's employment agreement was amended to change his title to Executive Vice President, R&D and his salary was increased to $200,000 per year and certain milestones were added upon which cash bonuses of up to $92,500 over a 12 month period may be paid. During the twelve months ended December 31, 2004, Dr. Picker was paid a bonus $37,500 based on certain milestones he achieved during 2004. The balance of the annual bonus Dr. Picked is eligible to receive will be paid only if and when certain other milestones are reached.

         On January 15, 2004, we entered into an employment agreement with Bernard Denoyer, our Vice President, Finance. Mr. Denoyer's employment agreement is for a term of 12 months beginning January 15, 2004 and is automatically renewable for successive one year periods at the end of the term. Mr. Denoyer's salary is $90,000 per year and he is eligible to receive a cash bonus of up to 10% of his salary per year. Mr. Denoyer received a grant of 100,000 stock options which vest over a three year period and are exercisable at $3.60 per share.

         On April 6, 2004, Kunwar Shailubhai, Ph.D. entered into an employment agreement with Synergy in which he agreed to serve as Senior Vice President, Drug Discovery. Dr. Shailubhai's employment agreement is for a term of 12 months beginning April 6, 2004 and is automatically renewable for successive one year periods at the end of the term. Dr. Shailubhai's salary is $150,000 per year and he is eligible to receive a cash bonus of up to 15% of his salary per year. Dr. Shailubhai received a grant of 100,000 stock options which are exercisable at $1.50 per share. 50,000 of such stock options vest in June 2004 and the remainder vest in December 2004. We previously had an employment agreement dated June 13, 2003 with Kunwar Shailubhai, Ph.D. to serve as Executive Vice President and Head of Research and Development for a term of 18 months beginning June 13, 2003. Dr. Shailubhai's salary was $170,000 per year and he was eligible to receive a cash bonus of up to 15% of his salary per year. In connection with his employment agreement, Dr. Shailubhai received a grant of 25,000 stock options which were fully vested and have an exercise price of $1.50 per share. Dr. Shailubhai also received a grant of 325,000 stock options which were to have vested over a three year period and were exercisable at $1.50 per share. This employment agreement was terminated on April 6, 2004 and unvested options were forfeited. The new grant of 100,000 options will be subject to variable accounting because it was deemed that his agreement was a continuation of employment with a wholly owned subsidiary of Callisto.

         On December 27, 2004, we entered into a consulting agreement with Gabriele M. Cerrone, our Chairman of the Board and a principal stockholder. The duties of Mr. Cerrone pursuant to the agreement will consist of business development, strategic planning, capital markets and corporate financing consulting advice. The term of the agreement commenced on January 10, 2005 and continues until December 31, 2006 with automatic renewal for successive one year periods unless either party gives notice to the other not to renew the agreement.

         We will pay Mr. Cerrone an annual fee of $205,000 on a monthly basis. In addition, Mr. Cerrone received a grant of 375,000 ten year non-qualified stock options pursuant to our Stock Option Plan at an exercise price of $1.70 per share. One half of such options will vest on each of the first two anniversaries of the date of the agreement

         In the event the agreement is terminated without cause or for good reason, Mr. Cerrone will receive a cash payment equal to the aggregate amount of his annual fee for the then remaining term of the Agreement and all unvested stock options will immediately vest and the exercise period of such options will be extended to the later of the longest period permitted by our stock option plans or ten years following termination. In the event a change of control of the Company occurs, Mr. Cerrone shall be entitled to such compensation upon the subsequent termination of the agreement within two years of the change in control unless such termination is the result of Mr. Cerrone's death, disability or retirement or his termination for cause

         On December 22, 2004 our Board of Directors, acting upon advice of the Compensation Committee, awarded Mr. Cerrone a cash bonus of $200,000 in recognition of his contributions to the Company including negotiation and acquisition of certain intellectual property licenses during 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 27, 2004 we entered into a consulting agreement with Gabriele M. Cerrone, our Chairman of the Board and a principal shareholder. The agreement and its terms were approved by our Compensation Committee, which consists solely of independent members of the Board. Additional information concerning the terms of the consulting agreement are set forth in "Executive Officer Compensation - Management Agreements."

         On March 9, 2005 certain members of management, in addition to certain current institutional investors, purchased an aggregate 1,985,791 shares of our common stock in a private placement. The shares were sold at a price of $1.52 per share for aggregate proceeds of approximately $3.02 million. Panetta Partners, Ltd., a principal shareholder and limited partnership, of which Mr. Cerrone is the sole managing partner, purchased 25,000 shares in the private placement. In such capacity Mr. Cerrone exercises voting and dispositive control over shares owned by Panetta in which he has no pecuniary interest. In addition, Gary S. Jacob, our Chief Executive Officer purchased 16,448 shares in the private placement and Christoph Bruening, a director, purchased 20,000 shares in the private placement. Each did so at the specific request of the institutional investors.

         In connection with the sale of our common stock to certain members of management in the private placement, our Audit Committee determined that participation by such members of management in the private placement (i) did not constitute a conflict of interest under our Code of Business Conduct and Ethics and (ii) was on term no less favorable to the company than terms offered to third parties.

Conflicts of Interest

         Gabriele Cerrone and his affiliates are subject to certain potential conflicts of interests. His consulting agreement expressly recognizes that he may provide consulting services to others. In addition, from time to time, he or his affiliates may be presented with business opportunities which could be suitable for our business and Mr. Cerrone is not subject to any restrictions with respect to other business activities, except to the extent such activities are in violation of our Code of Conduct and Ethics or violate general confidentiality provisions of his consulting agreement. In instances where there is potential conflict of interest or business opportunity, with respect to any officer or director, including Mr. Cerrone, our Audit Committee has both the authority and responsibility to review such matters and take appropriate actions.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Company's executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to align the interests of executive management with those of the stockholders, and to provide incentives and reward both short and long term performance based on the success of the Company in meeting its development milestones and business objectives. The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock option awards, the value of which could increase or decrease to reflect changes in corporate and individual performances.

         Components of Compensation. Each executive officer's compensation package is generally comprised of the following elements: (1) A base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer's position; (2) A performance-based annual bonus; (3) Periodic grants of stock options to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Executive officers are also eligible to participate in compensation and employee benefits generally available to all employees of the Company, such as health insurance.

         The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is "at risk," namely, the annual bonus and stock options.

         Base Salary. Base salaries for executive officers are set at levels believed by the Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company, the salary levels in effect for comparable positions in similarly situated companies within relevant industries, and internal comparability considerations. Base salaries for the Company's executive officers other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service. All such recommendations are subject to approval or disapproval by the Compensation Committee. Other than provisions provided for in Employment Agreements, changes in base salaries of executives are based on an evaluation of the personal performance of the executive, prevailing market practices, and the performance of the Company as a whole. In determining base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

         Cash-Based Incentive Bonus. The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a portion of each executive officer's annual compensation at risk.

         Stock Options. The Compensation Committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the Compensation Committee to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. The purpose of these awards is to provide financial incentives to executives to achieve corporate and individual goals. Stock options provide an effective incentive for management to create stockholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

         Compensation of Chief Executive Officer. Mr. Jacob received a salary of $225,000 for 2004. Mr. Jacob also received a bonus of $33,750 for 2004. Mr. Jacob's bonus was paid pursuant to his employment agreement and was based on achieving key performance objectives for our company approved and measured by the Compensation Committee. Mr. Jacob was granted 275,000 stock options under the Company's 1996 Incentive and Non-Qualified Stock Option Plan, as amended, at an exercise price of $3.00 per share. The Compensation Committee believes the grant of options to Mr. Jacob is a key component of his compensation and an important means of ensuring that the Company's Chief Executive Officer continues to share significantly in the success of the Company's business with the other stockholders. The Compensation Committee determined that it was appropriate to grant these options in 2004 for these reasons and due to Mr. Jacob's performance.

                                         Submitted by the Compensation Committee

                                         Christoph Bruening
                                         John P. Brancaccio

         The information contained in the above Compensation Committee Report shall not be deemed " soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference into such filings.

OTHER MATTERS

         The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

ANNUAL REPORTS AND FORM 10-KSB.

         Additional copies of Callisto's Annual Report and Form 10-KSB for the fiscal year ended December 31, 2004 may be obtained without charge by writing to the Secretary, Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170. Callisto's Annual Report and Form 10-KSB can also be found on Callisto's website: www.callistopharma.com.

STOCKHOLDERS PROPOSALS FOR THE 2006 ANNUAL MEETING.

         Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2004 Annual Meeting of Stockholders must submit the same to the Secretary, at the Company's principal executive office at 420 Lexington Avenue, Suite 1609, New York, New York 10170, no later than January 12, 2006.

PROXY SOLICITATION COSTS.

         The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                         THE BOARD OF DIRECTORS


New York, New York
May __, 2005

                                                                      APPENDIX A



                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CALLISTO PHARMACEUTICALS, INC.

                                  ------------


                  The undersigned, Gary S. Jacob, being the Chief Executive Officer of Callisto Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, on behalf of said corporation, hereby certifies as follows:

                  FIRST: The name of the corporation is Callisto
Pharmaceuticals, Inc. (the "Corporation").

                  SECOND: The Corporation wishes to amend its Certificate of Incorporation so as to increase the number of shares of capital stock that the Corporation shall have the authority to issue.

                  THIRD: To accomplish the amendment referred to in Paragraph SECOND above, Article FOURTH of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

                  "FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is two hundred twenty million (220,000,000), of which two hundred million (200,000,000) shares shall be Common Stock, $.0001 par value per share, and of which twenty million (20,000,000) shares shall be Preferred Stock, $.0001 par value per share.

                  The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. "

                  FOURTH: The forgoing Amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, CALLISTO PHARMACEUTICALS, INC. has caused this Certificate of Amendment to be signed by its Chief Executive Officer, under penalties of perjury, this __ day of June 2005.



                                                 -----------------------
                                                 Gary S. Jacob, Ph.D.
                                                 Chief Executive Officer

                                                                      APPENDIX B

                         CALLISTO PHARMACEUTICALS, INC.
                     2005 EQUITY COMPENSATION INCENTIVE PLAN

1. PURPOSE

The Callisto Phamaceuticals, Inc. 2005 Equity Compensation Incentive Plan is intended to promote the best interests of and its stockholders by (i) assisting the Company and its Subsidiaries in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company's businesses by affording such persons equity participation in the Company and (iii) associating the interests of such persons with those of the Company and its Subsidiaries and stockholders.

2. DEFINITIONS

As used in the Plan the following definitions shall apply:

"AWARD" means any Option or Restricted Stock Award granted hereunder.

"BOARD" means the Board of Directors of the Company.

"CAUSE" means in the case where the Participant does not have an employment, consulting or similar agreement in effect with the Company or its Subsidiaries or where there is such an agreement but it does not define "cause" (or words of like import), conduct related to the Participant's service to the Company or a Subsidiary for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Company's or its Subsidiaries policies, disclosing or misusing any confidential information or material concerning the Company or any Subsidiary or material breach of any employment, consulting agreement or similar agreement, or in the case where the Participant has an employment agreement, consulting agreement or similar agreement that defines a termination for "cause" (or words of like import), "cause" as defined in such agreement; provided, however, that with regard to any agreement that defines "cause" on occurrence of or in connection with change of control, such definition of "cause" shall not apply until a change of control actually occurs and then only with regard to a termination thereafter.

"CODE" means the Internal Revenue Code of 1986, and any amendments thereto.

"COMMITTEE" means the Compensation Committee of the Board ,or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board, all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Exchange Act.

"COMMON STOCK" means the common stock, $0.0001 par value, of the Company.

"COMPANY" means Callisto Pharmaceuticals, Inc., a Delaware corporation.

"CONSULTANT" means any person, other than an employee, performing consulting or advisory services for the Company or any Subsidiary.

"CONTINUOUS SERVICE" means that the Participant's service with the Company or a Subsidiary, whether as an employee or Consultant, is not interrupted or terminated. A Participant's Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an employee or Consultant or a change in the entity for which the Participant renders such service. The Participant's Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be a Subsidiary of the Company. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

"CORPORATION LAW" means the general corporation law of the jurisdiction of incorporation of the Company.

"DIRECTOR" means a member of the Board.

"DISABILITY" means that a Participant covered by a Company or Subsidiary-funded long term disability insurance program has incurred a total disability under such insurance program and a Participant not covered by such an insurance program has suffered a permanent and total disability within the meaning of
Section 22(e)(3) of the Code or any successor statute thereto.

"ELIGIBLE PERSON" means an employee, officer, director (excluding Outside Directors), consultant or advisor to the Company or a Subsidiary (including an entity that becomes a Subsidiary after the adoption of the Plan).

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"FAIR MARKET VALUE" means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If not so traded on a national securities exchange or on the Nasdaq National Market System, the average of the closing bid and asked prices thereof on such day of determination or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded; or

(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

"INCENTIVE STOCK OPTION" means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

"NONQUALIFIED STOCK OPTION" means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

"OPTION" means any option to purchase shares of Common Stock granted under the Plan.

"OUTSIDE DIRECTOR" means a director who is not an employee or consultant of the Company.


"PARTICIPANT" means an Eligible Person who is selected by the Committee to receive an Option or Restricted Stock Award and is party to any Stock Option Agreement or Restricted Stock Award Agreement required by the terms of such Option or Restricted Stock Award.

"PLAN" means this Callisto Pharmaceuticals, Inc. 2005 Equity Compensation Incentive Plan.

"RESTRICTED STOCK AWARD" means an award of Common Stock under Section 7.

"SECURITIES ACT" means the Securities Act of 1933 as amended.

"STOCK AWARD AGREEMENT" means a written agreement between the Company and a Participant setting forth the specific terms and conditions of a Restricted Stock Award granted to the Participant under Section 7. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

"STOCK OPTION AGREEMENT" means a written agreement between the Company and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

"SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"TEN PERCENT OWNER" means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, trust or other entity shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3. ADMINISTRATION

A. ADMINISTRATION. The Committee shall serve as the administrator of the Plan. If permitted by the Corporation Law, and not prohibited by the charter or the bylaws of the Company, the Committee may delegate a portion of its authority to administer the Plan to an officer or officers of Company designated by the Committee.

B. POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, and subject at all times to the terms and conditions of the delegation of authority from the Board, the Committee shall have the authority to implement, interpret and administer the Plan. Such authority shall include, without limitation, the authority:

(i) To construe and interpret all provisions of the Plan and all Stock Option Agreements and Restricted Stock Award Agreements under the Plan.

(ii) To determine the Fair Market Value of Common Stock.

(iii) To select the Eligible Persons to whom Awards, are granted from time-to-time hereunder.

(iv) To determine the number of shares of Common Stock covered by an Option or Restricted Stock Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Restricted Stock Award, the time or times when Options or Restricted Stock Awards may be exercised or Common Stock issued thereunder, the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Restricted Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Restricted Stock Awards or Common Stock issued pursuant to Awards. Such terms may include conditions as shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Option or Restricted Stock Award; and to determine the time at which a Restricted Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable.

(vi) To prescribe the form of Stock Option Agreements and Restricted Stock Award Agreements; to adopt policies and procedures for the exercise of Options or Restricted Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

Any decision made, or action taken, by the Committee or in connection with the administration of the Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

4. ELIGIBILITY

A. ELIGIBILITY FOR AWARDS. Incentive Stock Options may be granted only to employees of the Company or Subsidiary. Other Awards may be granted to any Eligible Person selected by the Committee.

B. SUBSTITUTION AWARDS. The Committee may make Restricted Stock Awards and may grant Options under the Plan by assumption, substitution or replacement of stock awards or stock options, granted by another entity (including a Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Subsidiary) and such other entity (and/or its Subsidiary). Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Restricted Stock Awards or Options shall be as the Committee, in its discretion, determines is appropriate.

5. COMMON STOCK SUBJECT TO PLAN

A. SHARE RESERVE AND LIMITATIONS ON GRANTS. Subject to adjustment as provided in
Section 9, the maximum aggregate number of shares of Common Stock that may be
(i) issued under the Plan pursuant to the exercise of Options and (ii) issued pursuant to Restricted Stock Awards is 5,000,000 shares of Common Stock. No Participant may receive Awards representing more than 400,000 shares in any one calendar year. This limitation shall be applied as of any date by taking into account the number of shares available to be made the subject of new Awards as of such date, plus the number of shares previously issued under the Plan and the number of shares subject to outstanding Awards as of such date.

B. REVERSION OF SHARES. If an Option or Restricted Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Restricted Stock Award which are repurchased or reacquired by the Company at the original purchase price of such shares (including, in the case of shares forfeited back to the Company, no purchase price), shall be returned to the share reserve for future grant under the Plan. For avoidance of doubt, this Section 5.B shall not apply to any per Participant limit set forth in Section 5.A.

C. SOURCE OF SHARES. Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company.

D. BOOK-ENTRY. Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.

6. OPTIONS

A. AWARD. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B. EXERCISE PRICE. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to a Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii) The exercise price per share for Common Stock subject to an Incentive Stock
Option:

     o granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

     o granted to any other Participant, shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

C. MAXIMUM OPTION PERIOD. The maximum period during which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

D. MAXIMUM VALUE OF OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company or any of its Subsidiaries or parent) exceeds $100,000 (or such other amount provided in
Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. NONTRANSFERABILITY. Options granted under the Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant's family members to the extent in compliance with applicable securities registration rules. The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided that unless the Committee approves a subsequent transfer, such Option shall be nontransferable by the initial transferee of such Option except by will or by the laws of descent and distribution. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

F. VESTING AND TERMINATION OF CONTINUOUS SERVICE. Except as provided in a Stock Option Agreement, the following rules shall apply:

(i) Options will vest as provided in the Stock Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date of the Participant's termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.

(ii) If the Participant's termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (a) one (1) year after the date of the Participant's termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. Until the expiration date, the Participant or, in the event of the Participant's death (including death after termination of Continuous Service but before the right to exercise the Option expires) Participant's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to
Section 6.E.

(iii) If the Participant's termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)), the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (a) three (3) months after the date of the Participant's termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. If the Participant's termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire on the earlier of (x) one (1) year after the date of the Participant's termination of Continuous Service or (y) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

(iv) If the Participant's termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant's Continuous Service for Cause, the right to exercise the Option shall expire as of the date of the Participant's termination of Continuous Service.

G. EXERCISE. An Option, if exercisable, shall be exercised by completion, execution and delivery of notice (written or electronic) to the Company of the Option which states (i) the Option holder's intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Company and (iv) the method for satisfying any applicable tax withholding as provided in Section 10. Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6.H. Subject to the provisions of the Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

H. PAYMENT.

(i) Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee. Payment of all or part of the exercise price of an Option may also be made (a) by surrendering shares of Common Stock to the Company, or (b) if the Common Stock is traded on an established securities market, payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

(ii) If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the exercise price of the shares for which the Option is being exercised.

(iii) On or after the date any Option other than an Incentive Stock Option is granted, the Committee may determine that payment of the exercise price may also be made in whole or part in the form of Restricted Stock or other Common Stock that is subject to a risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever the exercise price is paid in whole or in part in accordance with this Section 6.H(iii), the Stock received by the Participant upon such exercise shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Participant, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received by the Participant as applied to the forfeitable or restricted shares surrendered by the Participant.

I. STOCKHOLDER RIGHTS. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Company.

J. DISPOSITION. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

7. RESTRICTED STOCK AWARDS

Each Restricted Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

(I) PURCHASE PRICE. The Committee may establish a purchase price for Common Stock subject to a Restricted Stock Award.

(II) CONSIDERATION. The purchase price, if any, of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (a) in cash at the time of purchase, or (b) in any other form of legal consideration that may be acceptable to the Committee in its discretion.

(III) VESTING. Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee. Any grant or the vesting thereon may be further conditioned upon the attainment of Performance Objectives established by the Committee.

(IV) PARTICIPANT'S TERMINATION OF SERVICE OR FAILURE OF VESTING. In the event of a Participant's termination of Continuous Service before vesting or other failure of the Common Stock to vest, then, unless otherwise provided in the Restricted Stock Award Agreement, the Participant shall forfeit shares of Common Stock held by a Participant under the terms of a Restricted Stock Award which have not vested and for which no purchase price was paid by the Participant and the Company may repurchase or otherwise reacquire (including by way of forfeiture by the Participant) any or all of the shares of Common Stock held by the Participant which have not vested under the terms of the Restricted Stock Award Agreement for such Restricted Stock Award and for which a purchase price was paid by the Participant at such purchase price.

(V) TRANSFERABILITY. Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement for such Restricted Stock Award, as the Committee shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Restricted Stock Award Agreement.

(VI) ADDITIONAL RIGHTS. Any grant may require that any or all dividends or other distributions paid on the shares acquired under a Restricted Stock Award during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee shall determine. Unless provided otherwise in the Restricted Stock Award Agreement, Participants holding shares of Common Stock subject to restrictions under a Restricted Stock Award Agreement may exercise full voting rights with respect to the shares.

8. CHANGES IN CAPITAL STRUCTURE

A. NO LIMITATIONS OF RIGHTS. The existence of outstanding Options or Restricted Stock Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. CHANGES IN CAPITALIZATION. If the Company shall effect (i) any stock dividend, stock split, subdivision or consolidation of shares, recapitalization or other capital readjustment, (ii) any merger, consolidation, separation of the Company (including a spin-off or split-up), reorganization, partial or complete liquidation or other distribution of assets (other than ordinary dividends or distributions) without receiving consideration therefore in money, services or property, or (iii) any other corporate transaction having a similar effect, then
(iv) the number, class, and per share price or base amount of shares of Common Stock subject to outstanding Options and Restricted Stock Awards shall be equitably adjusted by the Committee as it in good faith determines is required in order to prevent enlargement, dilution, or diminishment of rights, (v) the number and class of shares of Common Stock then reserved for issuance under the Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be adjusted as the Committee deems appropriate to reflect such transaction, and (vi) the Committee shall make such modifications to the Performance Objectives for each outstanding Restricted Award as the Committee determines are appropriate in accordance with Section 2, "Performance Objectives." The conversion of convertible securities of the Company shall not be treated as effected "without receiving consideration." The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. MERGER, CONSOLIDATION OR ASSET SALE. If the Company (i) is dissolved, liquidated, merged or consolidated with another entity, (ii) sells or otherwise disposes of substantially all of its assets to another entity or (iii) engages in any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (other than persons who are stockholders or Subsidiaries immediately prior to the transaction) owning fifty percent (50%) or more of the combined voting power of all classes of stock of the Company, while Options or Restricted Stock Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options or Restricted Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Restricted Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall become exercisable immediately prior to and terminate immediately as of the effective date of any such merger, consolidation, sale, or other applicable transaction. In the alternative, the Board may elect, in its sole discretion, to cancel any outstanding Options and Restricted Stock Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock Awards, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (B) the exercise price applicable to such Option.

D. LIMITATION ON ADJUSTMENT. Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Restricted Stock Awards.

9. WITHHOLDING OF TAXES

The Company or a Subsidiary shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Subsidiary in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Restricted Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Restricted Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Company or its Subsidiary in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company or its Subsidiary with respect to the Option or Restricted Stock Award.

10. COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

A. GENERAL REQUIREMENTS. No Option or Restricted Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Restricted Stock Award is granted or for which an Option or Restricted Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Restricted Stock Award shall be exercisable, no Restricted Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. PARTICIPANT REPRESENTATIONS. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

11. GENERAL PROVISIONS

A. EFFECT ON EMPLOYMENT AND SERVICE. Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary, (ii) in any way affect any right and power of the Company or a Subsidiary to change an individual's duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor, or (iii) except to the extent the Committee grants an Option or Restricted Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.

B. USE OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes.

C. UNFUNDED PLAN. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

D. FURTHER RESTRICTIONS ON TRANSFER. Any Award made under the Plan may expressly provide that all or any part of the shares of Common Stock that are: (i) to be issued or transferred by the Company upon the exercise of an Option , or (ii) no longer subject to a substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of the Plan, shall be subject to further restrictions on transfer.

E. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares pursuant to the Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

F. RULES OF CONSTRUCTION. Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, and shall not be used in interpreting, construing or enforcing any provision hereof. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. To the extent that any provision of the Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of the Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of the Plan.

G. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under the Plan, the. Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any subsidiary outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders of the Company.

H. CHOICE OF LAW. The Plan and all Stock Option Agreements and Restricted Stock Award Agreements entered into under the Plan (except to the extent that any such Stock Option Agreement or Restricted Stock Award Agreement otherwise provides) shall be governed by and interpreted under the laws of the jurisdiction of incorporation of the Company excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

12. AMENDMENT AND TERMINATION

The Board may amend or terminate the Plan from time to time; provided, however, that with respect to any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of employees eligible to receive Incentive Stock Options or (iii) stockholder approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any rule of the American Stock Exchange, or any national securities exchange or national market on which the Common Stock is publicly traded, each such amendment shall be subject to the approval of the stockholders of the Company. Except as specifically permitted by a provision of the Plan (other than Section 3.B.), the Stock Option Agreement or Restricted Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment to the Plan or a Stock Option Agreement or Restricted Stock Award Agreement shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or Restricted Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant.

13. EFFECTIVE DATE AND DURATION OF PLAN

A. The Plan became effective upon adoption by the Board, subject to approval within twelve (12) months by vote of the holders of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a meeting to be duly held in accordance with the applicable laws of the State of Delaware. Unless and until the Plan has been approved by the stockholders of the Company, no Option or Restricted Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Company shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Option or Restricted Stock Award shall terminate.

B. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options and Stock Awards terminate or are exercised.

                                                                      APPENDIX C


                         CALLISTO PHARMACEUTICALS, INC.
                        2005 DIRECTORS' STOCK OPTION PLAN

1. PURPOSE. The purpose of the Callisto Pharmaceuticals, Inc. 2005 Directors' Stock Option Plan (the "Plan") is to advance the interests of Callisto Pharmaceuticals, Inc. (the "Company") by providing non-employee directors of the Company, through the grant of options to purchase shares of Common Stock (as hereinafter defined), with a larger personal and financial interest in the Company's success.

2. ADMINISTRATION. The Plan shall be administered by the Company's Compensation Committee (the "Committee") consisting of at least two independent members of the Board of Directors of the Company (the "Board"). The Committee shall have full power and authority to interpret the Plan, to establish such rules and regulations as it deems appropriate for the administration of the Plan, and to take such other action as it deems necessary or desirable for the administration of the Plan. The Committee's interpretation and construction of any provision of the Plan or the terms of any Option (as hereinafter defined) shall be conclusive and binding on all parties.

3. PARTICIPANTS. Each director of the Company who is not an employee or consultant of the Company (an "Outside Director") shall be eligible to be granted Options to purchase shares of Common Stock ("Options") under the Plan. Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Director any right to the continuation of his or her directorship or limit in any way the right of the Company to terminate his or her directorship at any time.

4. THE SHARES. Options may be granted from time to time under the Plan for the purchase, in the aggregate, of not more than 1,000,000 shares of common stock, par value $0.0001 per share, of the Company ("Common Stock") (subject to adjustment pursuant to Section 13). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to purchase pursuant to an Option granted under the Plan may again be subjected to an Option under the Plan.

5. OPTION GRANTS. Options shall be evidenced by Option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

    (a) As of the effective date of his or her initial appointment or election to the Board (the "Initial Appointment Date"), an Outside Director shall receive a grant of an Option to purchase 45,000 shares of Common Stock (subject to adjustment pursuant to Section 13).

    (b) Upon the date of the Annual Meeting of Stockholders of the Company to be held on June 16, 2005 (the "2005 Annual Meeting") or any adjournment or adjournments thereof, each Outside Director who has been reelected at the 2005 Annual Meeting and is continuing as a member of the Board as of the completion of the 2005 Annual Meeting shall receive an Option to purchase 6,000 shares of Common Stock (subject to adjustment pursuant to Section 13).

    (c) each year after the 2005 Annual Meeting, upon the date of an Annual Meeting of Stockholders of the Company (an "Annual Meeting") each Outside Director who has been reelected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting shall receive an Option to purchase 6,000 shares of Common Stock (subject to adjustment pursuant to Section 13); provided, however, that an Outside Director who has been reelected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting but has not been a member of the Board during the entire period between such Annual Meeting and the prior Annual Meeting shall receive an Option to purchase that number of shares equal to the product of (i) 6,000 and (ii) a fraction, where the numerator is the number of days in the 12-month period immediately preceding such Annual Meeting during which such Outside Director was an Outside Director and the denominator is 365.

6. OPTION PRICE. The price (the "Option Price") at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option. As used herein, fair market value shall be the closing price of the Common Stock on the date of determination (if the Common Stock is then traded on a national securities exchange or in the Nasdaq National Market System) or, if not so traded, the average of the closing bid and asked prices thereof on such day or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded.

7. TERM AND EXERCISABILITY OF OPTIONS. Options shall be granted for a maximum term of 10 years. Subject to the other provisions of the Plan relating to exercisability of Options, or as otherwise provided by the Committee and evidenced in an Option agreement, the participant shall have the cumulative right as of the first, second, and third anniversaries of the date of grant, to purchase up to one-third, two-thirds, and 100%, respectively, of the Option Shares; provided, however, that in the event of a Change of Control, the participant shall have the cumulative right to purchase up to 100% of the Option Shares. Vesting of an Option will cease on the date of the participant ceasing to be a director of the Company.

A Change of Control means the happening of any of the following:

(a) When any person, as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a group as defined in Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

(b) When Incumbent Directors cease for any reason to constitute at least two-thirds of the Board (where Incumbent Director means any director on the date of adoption of the Plan and any director elected by, or on the recommendation of, or with the approval of, a majority of the directors who then qualified as Incumbent Directors);

(c) The effective date of any merger or consolidation of the Company with another corporation where (i) the shareholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger; provided, however, that, in each of the cases set forth above in clauses (c)(i) or (c)(ii), no Change of Control shall be deemed to take place if the transaction was approved by the Board of Directors, the majority of the members of which were in place prior to the commencement of such sale, merger or consolidation; or

(d) The date of approval by the shareholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

8. TERMINATION OF DIRECTORSHIP. Except as otherwise provided in this Section 8, or as otherwise provided by the Committee and evidenced in an Option agreement, no person may exercise a vested Option more than three months after the first date on which he or she ceases to be a director of the Company. If a participant ceases to be a director of the Company by reason of death or disability, any vested Options held by him or her may be exercised within 12 months after the date he or she ceases to be a director of the Company. In no event may an Option be exercised after the expiration of the term of such Option.

9. PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The Option Price may be paid in cash, in shares of Common Stock valued at their fair market value on the date of exercise or with any other form of compensation permissible for such purposes under Delaware law, as determined by the Committee in its judgment. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and such other documents as the Committee may determine.

No shares of Common Stock shall be issued or transferred to a participant until full payment therefor has been made, and a participant shall have none of the rights of a stockholder until shares are issued or transferred to him or her.

10. NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by him or her. Notwithstanding the foregoing, a participant may transfer any Option granted under the Plan to the participant's spouse, children, grandchildren, parents, and/or siblings or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

11. ISSUANCE OF SHARES. If a participant so requests, shares purchased upon the exercise of an Option may be issued or transferred in the name of the participant and another person jointly with the right of survivorship.

12. STATUS OF OPTIONS. Options granted under the Plan are nonqualified options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

13. CHANGES IN CAPITAL STRUCTURE, ETC. In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, or other similar transaction or event affecting the Common Stock, the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock subject to outstanding awards, and in the award limits under the Plan (or to make provision for cash payment to the holder of an Option). Outstanding Options shall be appropriately amended as to price and other terms in a manner consistent with the aforementioned adjustment to the shares of Common Stock subject to the Plan. Fractional shares resulting from any adjustment in Options pursuant to this Section 13 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

14. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall become effective on the date of its adoption by the Board or a duly authorized committee thereof, subject to the approval of the Plan by the Company's stockholders at the 2005 Annual Meeting. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board or such committee may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

15. AMENDMENT. The Board or a duly authorized committee thereof may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, as amended, or any other rule or regulation. No amendment may, without the consent of a participant, impair his or her rights under any Option previously granted under the Plan.

The Board or a duly authorized committee thereof shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any corporation into the Company, to amend all outstanding Options to terminate such Options as of such effectiveness. If the Board shall exercise such power, all Options then outstanding shall be deemed to terminate upon such effectiveness.

16. LEGAL AND REGULATORY REQUIREMENTS. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the Option and may require consents and releases of taxing authorities that it may deem advisable.

                                                                      APPENDIX D

                         CALLISTO PHARMACEUTICALS, INC.


                             AUDIT COMMITTEE CHARTER


ORGANIZATION

There shall be a committee appointed by the Board of Directors of Callisto Pharmaceuticals, Inc., a Delaware corporation (the "Corporation") of members of the Board of Directors all of which shall be independent non-employee directors to be known as the audit committee (the "Committee"). The number of Committee members shall be as determined by the Board of Directors consistent with the Corporation's certificate of incorporation and by-laws as the same may be amended from time to time. The Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall be a "financial expert" as defined by the Securities and Exchange Commission in its rules. The Committee Chair and members shall be designated annually by a majority of the full Board, and may be removed, at any time, with or without cause, by a majority of the full Board. Vacancies shall be filled by a majority of the full Board.

STATEMENT OF PURPOSE

The Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Corporation, the quality and integrity of the financial reports of the Corporation and the Corporation's compliance with legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management to the Corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the Committee will:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system and complaints or concerns relating thereto.

         o To recommend, for shareholder approval, the independent auditor to examine the Corporation's accounts, controls and financial statements. The Committee shall have the sole authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee, or a member of the Committee, must pre-approve any non-audit service provided to the Corporation by the Corporation's independent auditor.

         o Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Obtain and review at least annually, a formal written report from the independent auditor setting forth its internal quality-control procedures; material issues raised in the prior five years by its internal quality-control reviews and their resolution. The Committee will review at least annually all relationships between the independent auditor and the Corporation.

         o Ensure that the lead audit partner assigned by the independent auditor as well as the audit partner responsible for reviewing the audit of the corporation's financial statements shall be changed at least every five years.

         o Review and appraise the audit efforts of independent auditors of the Corporation and, where appropriate, recommend the replacement of the independent accountants.

         o Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices as suggested by the independent auditors or management.

         o Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgements made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments and additional items as required under the Sarbanes-Oxley Act including critical accounting policies.

         o Review with the independent auditors and financial accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to assess and manage financial risk exposure and to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

         o Review and approve the internal corporate audit staff functions, including (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; (iii) concurrence in the appointment, compensation and rotation of the internal audit management function; and (iv) results of internal audits.

         o Review the financial statements contained in the annual report and quarterly report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         o Prepare and publish an annual Committee report in the proxy statement of the Corporation.

         o Review with management of the Corporation any financial information, earnings press releases and earnings guidance filed with the Securities and Exchange Commission or disseminated to the public, including any certification, report, opinion or review rendered by the independent auditors.

         o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Establish procedures for receiving and treating complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the board of directors.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside advisors for this purpose if, in its judgment, that is appropriate.

COMMITTEE PERFORMANCE EVALUATION

         The Committee shall annually conduct an evaluation of its performance in fulfilling its responsibilities and meeting its goals, as outlined above.

MEETINGS

         A majority of Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is attained, shall be the act of the Committee. The Committee may delegate matters within its responsibility to subcommittees composed of certain of its members. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate. The Committee shall meet as required, keep a record of its proceedings, if appropriate or needed, and report thereon from time to time to the Board of Directors.

PROXY CARD

                         CALLISTO PHARMACEUTICALS, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 16, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Gabriele M. Cerrone and Gary S. Jacob, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Callisto Pharmaceuticals, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 16, 2005 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Callisto Pharmaceuticals, Inc. to be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Tuesday, June 16, 2005, beginning at 11:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-5


1.   Election of Directors                                                                   FOR                        WITHHOLD
     Nominees
         01-Gabriele M. Cerrone                                                              [ ]                        [ ]
         02-Gary S. Jacob                                                                    [ ]                        [ ]
         03-Christoph Bruening                                                               [ ]                        [ ]
         04-Edwin Snape                                                                      [ ]                        [ ]
         05-John P. Brancaccio                                                               [ ]                        [ ]
         06-Stephen K. Carter                                                                [ ]                        [ ]
         07-Randall K. Johnson                                                               [ ]                        [ ]

2.  Proposal to approve an amendment of Callisto's                                           FOR            AGAINST   ABSTAIN
    Certificate of Incorporation increasing the                                              [ ]              [ ]       [ ]
    authorized common stock from 75,000,000 shares to
    200,000,000 shares

3.  Proposal to approve Callisto's 2005 Equity Compensation                                  FOR            AGAINST   ABSTAIN
    Incentive Plan.                                                                          [ ]              [ ]       [ ]


4.  Proposal to approve Callisto's 2005                                                       FOR           AGAINST   ABSTAIN
    Directors' Stock Option Plan                                                              [ ]             [ ]       [ ]

5.  Proposal to ratify BDO Seidman, LLP as Callisto's                                         FOR           AGAINST   ABSTAIN
    independent registered public accountants                                                 [ ]             [ ]       [ ]
    for fiscal year 2005.

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                                    Dated:________________, 2005

                                    Signature __________________________________

                                    Name (printed) _____________________________

                                    Title ______________________________________

                             YOUR VOTE IS IMPORTANT
                        VOTE TODAY IN ONE OF THREE WAYS:


1. VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

          Call toll-free in the U.S. or Canada at
          1-866-626-4508 on a touch-tone telephone

 OR


2. VOTE BY INTERNET:
   Log-on to www.votestock.com
   Enter your control number printed below
   Vote your proxy by checking the appropriate boxes
   Click on "Accept Vote"

OR


3. VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.


                             YOUR CONTROL NUMBER IS:


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         You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.
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